Exhibit 99.2

PEACH STATE BANCSHARES, INC. SPECIAL MEETING OF SHAREHOLDERS July 21, 2026 THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints, Charles W. Blair, Jr. and C. Andrew Fuller, and each of them, as proxies, with power to appoint his substitute, and hereby authorize him to represent and to vote, as designated below, all of the common stock of Peach State Bancshares, Inc. (“Peach State” or the “Company”), which the undersigned would be entitled to vote if personally present at the special meeting of shareholders (the “Special Meeting”) to be held at The William House Community Room, 121 EE Butler Parkway, Gainesville, Georgia 30501, on July 21, 2026, at 4:00 p.m. ET and at any adjournments of the Special Meeting, upon the proposals described in the accompanying notice of the Special Meeting and the proxy statement relating to the Special Meeting, receipt of which are hereby acknowledged. THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED IT WILL BE VOTED “FOR” PROPOSAL 1 and 2. If any other business is presented at the Special Meeting, including a motion to adjourn the Special Meeting, the shares represented by this proxy will be voted by the proxies in their best judgement. Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notifying the Company’s Corporate Secretary at the Special Meeting of the undersigned’s decision to revoke this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Company’s Corporate Secretary at the address set forth on the Notice of Special Meeting, by voting via the Internet at a later time or by submitting a signed, later-dated proxy prior to a vote being taken on a proposal at the Special Meeting. The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and the Proxy Statement for the Special Meeting. Please complete, sign and date this proxy and return it promptly in the enclosed envelope. The Board of Directors unanimously recommends a vote “FOR” proposal 1 and 2. 1. A proposal to adopt and approve the Agreement and Plan of Merger, dated as of April 20, 2026, by and between United Community Banks, Inc. (“United”) and Peach State, pursuant to which Peach State will merge with and into United with United continuing as the surviving corporation, as more fully described in the accompanying proxy statement/prospectus (the “merger proposal”); and □ FOR □ AGAINST □ ABSTAIN 2. A proposal to adjourn the Peach State special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal. □ FOR □ AGAINST □ ABSTAIN Date: Signature of Shareholder Signature of Shareholder NOTE: Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If shares are held jointly, each holder should sign but the signature of only one holder is required. □ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future. EMAIL ADDRESS: ________________________________________________________________________________ VOTING INSTRUCTIONS ON REVERSE SIDE

Voting Instructions You may vote your proxy in the following ways:  Via Internet:  Login to https://annualgeneralmeetings.com/psbsp2026  Enter your control number (12 digit number located below)  Via Mail: Pacific Stock Transfer Company Attn: Proxy Department 6725 Via Austi Parkway, Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on July 20, 2026. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.